    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

              CREDIT SUISSE INSTITUTIONAL FUND -- VALUE PORTFOLIO
                    WARBURG PINCUS TRUST -- VALUE PORTFOLIO
                           WARBURG PINCUS VALUE FUND

The following information supplements certain information contained in the funds' and trust's Prospectuses and Statements of Additional Information:

Roger Vogel and Richard Hanlon join Robert E. Rescoe as Co-Portfolio Managers of the fund and portfolios. Messrs. Vogel and Hanlon joined CSAM in November 2000 as a result of Credit Suisse's acquisition of Donaldson, Lufkin & Jenrette, Inc. and the transfer of the business of DLJ Asset Management Group, Inc. ("DLJAM") to CSAM. Mr. Vogel, a Managing Director, and Mr. Hanlon, a Director, joined DLJAM in 1993 and 1994, respectively. Scott T. Lewis is leaving his position as Co-Portfolio Manager of the fund and portfolios to devote more time to other investment areas.

Dated: January 16, 2001                                                  16-0101
                                                                             for
                                                                           WPINU
                                                                           WPUSL
                                                                           ADGRI
                                                                           TRGRI